DELAWARE POOLED® TRUST

The Global Fixed Income Portfolio

Supplement to the Portfolio’s Summary and Statutory Prospectuses
dated March 1, 2011

Mondrian Investment Partners Limited (“Mondrian”) has resigned as sub-adviser to The Global Fixed Income Portfolio (the “Portfolio”), effective June 7, 2012.  In response to Mondrian’s resignation, the Portfolio’s investment manager, Delaware Management Company (“DMC”), is reviewing possible courses of action.  If advisable, and with appropriate notice to Portfolio shareholders, DMC may make changes to the Portfolio prior to the effective date of Mondrian’s resignation.

Mondrian will continue to serve as sub-adviser to The Emerging Markets, The International Equity and The Labor Select International Equity Portfolios of Delaware Pooled Trust.

Please keep this Supplement for future reference.

This Supplement is dated December 16, 2011.

Investments in the Portfolio are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the "Macquarie Group"), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Portfolio, the repayment of capital from the Portfolio, or any particular rate of return.